August 19 2003

Safe Harbor Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act), Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate,'' "believe,'' "estimate,'' "expect,'' "intend,'' "plan'' and "objective'' and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Segments (First 6 months of 2003)

Global Sales Reach (First 6 months of 2003) Chart reflects site of system installation as opposed to location of originating purchase.

Some Customers Agfa Analog Devices Delphi Elpida Honda Honeywell IBM Kodak Maxim Medtronic NEC Philips Medical Powerchip Semiconductor Samsung Solectron Sumitomo Texas Instruments

Growth Opportunities Acquisition & Market - Components - Lasers Market Growth - Laser Systems

Applications Light Automotive & Industrial Electronics & Components Medical Devices Aerospace Scientific & Research Sensing & Spectroscopy Package Coding Optical Scanners l l l l l l l GMAX Subsystems l l l Encoders l l l Thermal Printers l Precision Optics l

Competition Optical Scanners Excel, ScanLab Rotary Optical Encoders BEI, Renco Linear Encoders Renishaw, Heidenhain

Sales -- (US$ Millions)* * These sales include reductions for elimination of sales between segments.

Lasers

Applications

	Light Automotive & Industrial	Electronics & Components	Medical Devices	Aerospace	Scientific & Research	Sensing & Spectroscopy
JK Series Nd:YAG	●	●	●	●		
Spectron® Series Nd:YAG	●	●	●		●	●
Spectron® Series DPSS	●	●			●	●
Spectron® Series CO_2	●	●				
LaserMark® CO_2	●	●				
IMPACT™ CO_2	●		●	●		
Sigma™ Nd:YLF	●	●	●			
INDEX®		●	●			
PulseMaster®		●	●		●	

GSI Lumonics

Competition Lasag Lee Laser Rofin Sinar Spectra Physics Trumpf

Sales -- (US$ Millions)

Applications Semiconductor Memory IC Fabrication Semiconductor Analog and Power Control IC Fabrication Electronics Wireless Applications Passive Components Fabrication Semiconductor General IC Fabrication Printed Circuit Board Assembly Inspection Memory Repair l Wafer Trimming l Wafer Marking l l Circuit Trimming l l 3D Vision Inspection l l

Competition ESI Rofin Sinar EO Technics

Sales -- (US$ Millions)

Financial -- (US$ Millions) Consolidated Sales Net Earnings

2Q 2003 100% 35% 8.4% 28.9% 3.1% 4.6% -10 % Target Sales Gross Margin % R&D % SG&A % Amortization of Purchased Intangibles Restructuring and other Operating (Loss) 100% 46% 10% 20% 1% 15 % Target Business Model

Cash & Investments ? $122.6 US million Total Assets ? $294 US million NBV ? $252 US million Selected Balance Sheet (June 2003)

Growth Strategy Technology Products Market Niches Internal & Acquisitions Two new acquisitions Precision motion control - DRC Encoder Laser - Spectron

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